AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

PROSPECTUS SUPPLEMENT

CALIFORNIA TAX-FREE MONEY MARKET FUND CALIFORNIA MUNICIPAL MONEY MARKET FUND CALIFORNIA LIMITED-TERM TAX-FREE FUND CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND CALIFORNIA LONG-TERM TAX-FREE FUND CALIFORNIA INSURED TAX-FREE FUND CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated June 28, 1999 * Prospectus dated January 1, 1999 * Revised March 17, 1999


The following replaces the third paragraph under the heading "The Fund Management Team" on page 16 of the Prospectus:

G. David MacEwen
Mr. MacEwen, Senior Vice President and Portfolio Manager, has been a member of the teams that manage California Long-Term Tax-Free and California Insured Tax-Free since May 1991. Mr. MacEwen has been a member of the team that manages California Limited-Term Tax-Free since June 1999. He joined American Century in May 1991 as Municipal Portfolio Manager. He has a bachelor's degree in economics from Boston University and an MBA in finance from the University of Delaware.


The sixth paragraph under the heading "The Fund Management Team" on page 16 of the Prospectus is deleted.


The following replaces the seventh paragraph under the heading "The Fund Management Team" on page 16 of the Prospectus:

Todd Pardula
Mr. Pardula, Vice President and Portfolio Manager, has been a member of the teams that manage California Tax-Free Money Market and California Municipal Money Market since May 1994. Mr. Pardula has been a member of the team that manages California Limited-Term Tax-Free since June 1999. He joined American Century in February 1990 as an Investor Services Representative. He also was an Associate Municipal Credit Analyst for two years. He has a bachelor's degree in finance from Santa Clara University. He is a Chartered Financial Analyst.


The following is added immediately below the section "Abusive Trading Practices" on page 20 of the Prospectus:

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the assets of the fund if that percentage is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of cash. If we make payment in securities, we will value the securities selected by the fund managers in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.


The following replaces the first sentence of the first paragraph of the subsection "Other Funds" under the heading "Distributions" on page 21 of the
Prospectus:

Each fund pays distributions from net income monthly.

SH-SPL-17212   9906